                                                                     Exhibit 25


                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                              -----------------------
                                     FORM T-1

                     STATEMENT OF ELIGIBILITY AND QUALIFICATION
                         UNDER THE TRUST INDENTURE ACT OF 1939
                     OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              -----------------------

                  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)_____

                      FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                  (Exact name of trustee as specified in its charter)


                                     13-3781471
                        (I.R.S. Employer Identification No.)

                  100 Wall Street, New York, NY                10005
                  (Address of principal executive offices)   (Zip Code)

                              -----------------------

                              For information, contact:
                              Dennis Calabrese, President
                    First Trust of New York, National Association
                              100 Wall Street, 16th Floor
                                   New York, NY 10005
                                    (212) 361-2502

                              -----------------------

                               Tyco International Ltd.
                     (Exact name obligor as specified in its charter)

                 Bermuda                              Not Applicable
            (State or other jurisdiction of         (I.R.S. Employer
            incorporation or organization)          Identification No.)

              The Gibbons Building                             03833
           10 Queen Street, Suite 301                       (Zip Code)
            Hamilton, HMII, Bermuda
   (Address of principal executive offices)

                              -----------------------

                                  Debt Securities
                         (Title of the indenture securities)

Item 1.     General Information.
            Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

            Name                                    Address

            Comptroller of the Currency             Washington D.C.

       (b)  Whether it is authorized to exercise corporate trust powers.

            Yes

Item 2.     Affiliations with Obligor

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            None

Item 16.    List of Exhibits

            Exhibit 1 Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

            Exhibit 2 Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

            Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                        Exhibit 3 of Form T-1, Registration No. 33-83774.

            Exhibit 4 By-Laws of First Trust of New York, National Association, Incorporated herein by reference to
                        Exhibit 4 of Form T-1, Registration No. 33-55851.

            Exhibit 5   Not applicable.

            Exhibit 6 Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

            Exhibit 7 Report of Condition of First Trust of New York, National Association, as of the close of business on December
                        31, 1997 published pursuant to law or the requirements of its supervising or examining authority.

            Exhibit 8   Not applicable.

            Exhibit 9   Not applicable.


                                          SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 9th day of February, 1998.

                                                 FIRST TRUST OF NEW YORK,
                                                  NATIONAL ASSOCIATION




                                                 By /s/ Geovanni Barris
                                                    -----------------------
                                                    Geovanni Barris
                                                    Assistant Vice President

                                                                       Exhibit 7



                           First Trust of New York, N.A.
                          Statement of Financial Condition
                                   As of 12/31/97

                                      ($000's)

Assets                                                            12/31/97
                                                                  --------
       Cash and Due From Depository Institutions                   $37,537
       Federal Reserve Stock                                         3,439
       Fixed Assets                                                    698
       Intangible Assets                                            74,459
       Other Assets                                                  6,072

           Total Assets                                           $122,205


Liabilities
       Other Liabilities                                             8,020

       Total Liabilities                                             8,020

Equity
       Common and Preferred Stock                                    1,000
       Surplus                                                     120,932
       Undivided Profits                                            (7,747)

            Total Equity Capital                                   114,185


Total Liabilities and Equity Capital                              $122,205

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A.



By:
   -------------------------
    Geovanni Barris
    Assistant Vice President

Date:  February 9, 1998